UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

PERIPHAS CAPITAL PARTNERING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39784	85-3046972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

667 Madison Avenue, 15th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 876-6351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CAPSTM, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	PCPC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	PCPC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $28.75 per share	PCPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 11, 2022, the board of directors (the “Board”) of Periphas Capital Partnering Corporation (the “Company”) accepted the resignation of John Bowman as the Company’s Chief Financial Officer and subsequently appointed Todd Nice to serve as the Company’s Chief Financial Officer.

Mr. Nice previously served as Managing Director for CFGI, New York, NY as a leader in its private equity practice from January 2018 until November 2021. Prior to CFGI, Mr. Nice held several financial officer positions in the financial services industry at TPG from October 2016 to December 2018, Fortress Investment Group from November 2013 to September 2016, Alpine Grove Partners, and Goldman Sachs.

There are no family relationships between Mr. Nice and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company that are subject to disclosure under Item 404(d) of Regulation S-K. There are no transactions between the Company and Mr. Nice that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment, on January 11, 2022, the Company and Mr. Nice entered into an indemnification agreement, which is substantially similar to the indemnification agreements entered into by the other officers and directors of the Company in connection with the Company’s initial public offering.

In connection with the appointment, Mr. Nice has agreed to become a party to that certain letter agreement, dated December 9, 2020, by and among the Company, the Company’s directors and officers (the “Letter Agreement”) and entered into a joinder to the Letter Agreement on January 11, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2022

PERIPHAS CAPITAL PARTNERING CORPORATION

By:	/s/ Sanjeev Mehra
Name:	Sanjeev Mehra
Title:	Chief Executive Officer